SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Special Small Cap Value Fund (the “Fund”)

Effective immediately, the “Purchase and Redemption Information—Investors Eligible to Purchase Closed Funds – New Investors” section of the Statement of Additional Information is hereby revised and replaced with the following:

New Investors. Certain new investors who meet the conditions and/or criteria outlined below may qualify to purchase the Closed Fund:

■	New Retirement Plans;

■	For centrally managed (home office) model portfolio programs, after the closure date, new accounts may be opened, and additional investments for existing and such new accounts may be made, in the Closed Fund by a firm that used the Closed Fund at the time of its closure in an existing model portfolio, without the need for approval of Funds Management. New accounts under a newly created centrally managed (home office) model may be opened in the Closed Fund after the closure date if their investments are made through a firm that used the Closed Fund at the time of its closure in its model program(s) or where the firm’s centralized research team(s) recommends the Closed Fund for use by advisors, and such firm seeks to include the Closed Fund for use in a new centrally-managed (home office) model portfolio program, in each case if approved to do so by Funds Management. Centrally managed (home office) model portfolio programs that were in existence when the Closed Fund was closed may replace an investment in the Closed Fund that was in existence at the time of the Fund’s closure with a new investment in the Closed Fund after the closure date if their investments are made through a firm that used the Closed Fund at the time of its closure in its model program(s) or where the firm’s centralized research team(s) recommends the Closed Fund for use by advisors, and such firm seeks to include the Closed Fund for use in a centrally-managed (home office) model portfolio program that was in existence at the time of the Closed Fund’s closure, in each case if approved to do so by Funds Management;

■	Separately managed account clients of, or investors in a pooled vehicle advised by, the Closed Fund’s sub-adviser and whose assets are managed by the sub-adviser in a style similar to that of the Closed Fund (either presently or within the last 60 days of their request to open a new account) are allowed to open a new account;

■	Registered investment advisers who currently utilize the Closed Fund in their asset allocation programs will be able to open new accounts and/or continue to invest in the Closed Fund;

■	Private bank and trust platforms that currently offer shares of the Closed Fund are eligible to add new accounts if approved by Funds Management; and

■	Non-centrally managed discretionary and non-discretionary portfolio programs that currently offer shares of the Closed Fund or share the same operational infrastructure as programs that currently offer shares of the Closed Fund if approved by Funds Management.

August 20, 2020